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Med-Design:

From Royalties to Gross Margins


              James Donegan
              Chairman and Chief Executive Officer





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                                 March 14, 2003

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 Forward Looking Statements





    This presentation contains forward looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including, among others, the expected growth in the market for safety needle devices worldwide, the effect of certain agreements upon our future revenues, the effect on revenues of moving from a licensing to a manufacturing strategy in certain situations, the launch dates of our licensed products, the response of clinicians to the Safety Dental Syringe, our opportunities abroad, the level of gross margins generated by the sale of certain products, increases in our royalty stream and our efforts to enter into collaborative arrangements. There are important factors that could cause actual results to differ materially form those expressed or implied by such forward looking statements including lack of demand or low demand for our products, including the safety syringe, or for safety products generally, production or other delays in the introduction of our products by Becton Dickinson, or BD, the degree to which Abbott commits resources to our co-promotion efforts, delays in introduction of our licensed products due to manufacturing difficulties or other factors, our inability to license or enter into joint venture or similar collaborative arrangements regarding our other products and other factors discussed in our filings with the Securities and Exchange Commission.



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                                 March 14, 2003




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







2002:  The Plan
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o  Build to profitability through:

   o  Product Launches by BD

   o  Sales growth of MedAmicus products

   o  Future launch of Dental Injector

   o  Ongoing discussions and negotiations with other partners


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                                 March 14, 2003



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

2002 in Review
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o   Launch of Integra(TM)Syringe by BD

o   Launch of AutoGuard Pro(TM) by BD

o Successful resolution of arbitration dispute with BD regarding syringe royalty rate

o   Agreement with Sultan Chemists to distribute Safety Dental
    Injector


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                                 March 14, 2003




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

2002 in Review
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o   Three new patents in safety engineered needles issued to Med-Design

o   Submission and clearance of Dental Injector 510(k) by US FDA

o Internal development of several new safety-engineered retractable needle devices

o   Discussions continuing with over 10 potential partners for various devices



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                                 March 14, 2003




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

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Financial Report







      Lawrence Ellis
      Chief Financial Officer




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                                 March 14, 2003


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


2002 Financial Results
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o   Revenue

o   Operating Expense

o   Net Loss

o   Earnings per Share

o   Cash



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

Operational Overview
-------------------------------------------------------------------------


David Dowsett

Chief Operating Officer




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                                 March 14, 2003



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


Highlights in 2002
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o    Review Significant Achievements in
     Functional Areas:

     o    Research and Development

     o    Manufacturing

     o    Quality Assurance and Regulatory Affairs

o    Provide Update on Safety Dental
     Syringe


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                                 March 14, 2003


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

Research and Development
-----------------------------------------------------------------------

o 2002 activities focused on modifying and improving current and new product designs in response to market research and input from medical professionals.

o   Created updated designs for:

    o   Safety Pre-filled Cartridge Injector

    o   Safety Pre-filled Vial Injector

    o   Safety Pre-filled Dual Chamber Injector

    o   Safety AV Fistula Needle

    o   Safety Blood Donor Needle


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                                 March 14, 2003


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


Manufacturing
------------------------------------------------------------------------

o Will continue to offer strategic allies the option of manufacturing through Med-Design.

o Have entered into two OEM contract manufacturing agreements with Owens-Illinois:

   o  Safety Dental Syringe

   o  Safety Pre-filled Cartridge Injector

o Med-Design facility houses R&D lab, machine shop, clean room and semi-automated assembly used to build samples and prototypes for:

   o  Test design characteristics of each product

   o  Determine production feasibility


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


Quality and Regulatory Affairs
-----------------------------------------------------------------------


o Upgraded internal skills in 2002 to ensure compliance with all quality and regulatory standards.

o Allows Med-Design to proceed with 510(k) submissions

o Creates foundation for ISO certification of our quality systems and CE Marking for European distribution of our products


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

Safety Dental Syringe Update
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o  Med-Design's First Gross Margin Product

   o Used to administer anesthetics in dental procedures.

   o Barrel and Plunger design uses standard dental needles and anesthetic cartridges.

   o Allows for multiple anesthetic injections, while rendering the needle safe between injections.

   o OSHA Bloodborne Pathogens standard clearly applies to dentistry.


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                                 March 14, 2003


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




Safety Dental Syringe Update
-----------------------------------------------------------------------


o Signed definitive agreement with Sultan Chemists in May 2002; Sultan to purchase, market and sell the product for ten years.

o Sultan is required to purchase 18 million units in the first forty months and 6 million per year thereafter to maintain exclusivity.

o Extensive marketing, sales and clinical support programs in place for product launch.

o   We anticipate a positive response from clinicians


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


Safety Dental Syringe Update
-----------------------------------------------------------------------


o   Project Status

o   510(k) filed on September 6, 2002

o   Approved February 12, 2003

o Proceeding with manufacturing ramp-up at Owens-Illinois El Paso and Juarez facilities.

o   Launch is anticipated in Q2 2003.




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

Business Development
Overview
------------------------------------------------------------------------





Michael Simpson

Chief Strategy Officer




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                                 March 14, 2003


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





World Wide Safety Needle Market
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                         Safety Market Value (billions)

$6 _____________________________________________________________________________

$5 __________________________________________________________________________|__
                                                                      |      |
$4 ____________________________________________________________|______|______|__
                                                |      |       |      |      |
$3 _______________________________________|_____|______|_______|______|______|__
                                          |     |      |       |      |      |
$2 ______________________________|________|_____|______|_______|______|______|__
                          |      |        |     |      |       |      |      |
$1 ________________|______|______|________|_____|______|_______|______|______|__
            |      |      |      |        |     |      |       |      |      |
$0 __|______|______|______|______|________|_____|______|_______|______|______|__

   '00    '01    '02    '03     '04     '05    '06    '07    '08    '09     '10

  Sources: 2002 Hospital Supply Index (Graphic Omitted) IMS, Internal Estimates



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                                 March 14, 2003


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






Partnering
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o   Licensing Partners

o   Manufacturing Partners

o   Marketing Partners

o   Co-Promotional Partners



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


Building Future Growth
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o   Largest/highest gross margin market (compared
    to commodity needle products):

    o   Pre-filled safety injectors for pharmaceutical market

o   Med-Design will manufacture through partnerships

    o   Owens-Illinois for pharmaceutical products in both
        U.S. and international markets

o   Med-Design will market through partnerships

    o   Abbott for pharmaceutical products

    o   Sultan for dental devices

    o   Other partners going forward

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                                 March 14, 2003


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

Key Products
------------------------------------------------------------------------

o   Niche Products

    o   A/V Fistula

    o   Blood transfusion needle

    o   Anesthesiology needles

    o   Other access needles

o   Pharmaceutical

    o Injectors using pre-filled carpules, vials, and cartridges






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






Pharmaceutical Injectors
-----------------------------------------------------------------------




o   Potential market opportunity

    o   300-500 million units in U.S.

    o   500-900 million units outside of U.S.

    o   Total market value for injectors exceed
        500 million dollars annually

o   Med-Design has developed the right
    devices for this market


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





Pharmaceutical Products


o   Med-Design has significant advantages

    o   Easy-to-use design

    o   Low cost

    o   Meets all CDC and OSHA requirements

    o Pharmaceutical company can have a competitive advantage by using our design

    o On already approved drugs, supplementary approval for our device may only be 12-24 months

    o   Abbott sales and marketing




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                                 March 14, 2003


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









Pharmaceutical Products
------------------------------------------------------------------------


o   Carpule injector

o   Cartridge injector

o   Standard vial injector

o   Dual chamber injector




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




Business Development
------------------------------------------------------------------------


o   Focusing on pharmaceutical companies

    o   Managing current contacts

    o Networking within industry through trade shows to uncover new opportunities

    o   Making sales presentations to major
        pharmaceutical companies

o   Other products

    o   Engaging in discussions and negotiations



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

Business Development
------------------------------------------------------------------------



o   New Product Opportunities

    o   Glucose monitoring

    o   Micro-embolization (micro particle delivery)

    o   Dental applicators (non-needle)

    o   Ophthalmic applicators (non-needle)

    o   Plastic surgery (botox injector)






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                                 March 14, 2003


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













Med-Design:
2003 and Beyond
-------------------------------------------------------------------------


               James Donegan

               Chairman and CEO





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                                 March 14, 2003


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


The Leader in Safety
------------------------------------------------------------------------



o   Med-Design is a leader in safety
    retractable needle technologies

    o   Market for devices is large

    o   Numerous new opportunities

    o   Med-Design has successfully licensed
        certain of its large unit volume products to the market leaders

    o   New model--building gross margins
        through partnerships for manufacturing and distribution




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                                 March 14, 2003


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


Conversion to Safety
-----------------------------------------------------------------------


                                                     2002 Conversion to
     Product Category                                      Safety
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      IV  Catheters                                         85%

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     Blood collection                                       60%

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         Syringes                                           50%

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    Pre-filled Syringes                                      2%

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    Specialty products                                      10%

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 Source: BD Conference Call 1/23/03 and internal data.
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                                 March 14, 2003


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



Strategic Plan
----------------------------------------------------------------------




o Royalty stream from BD expected to increase as products gain more acceptance in market

o  Additional product launches expected from BD

   o  BD is undergoing final testing on the BD
      Vacutainer(TM) Push Button Blood Collection Set.
      Once the product is qualified for release, it is expected to be launched within a few months.

o Bring the pharmaceutical injectors to market through multiple alliances

o Growth in revenues as royalties increase and further product partnerships are finalized





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                                 March 14, 2003


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